EXHIBIT 10.3

                  REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN
             SEAENA, INC. AND U.C. LASER LTD. DATED MARCH 31, 2006



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                          REGISTRATION RIGHTS AGREEMENT




         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February 1, 2006, is by and between Crystalix Group International, Inc., a Nevada corporation (the "Company"), and U.C. Laser Ltd., an Israeli corporation ("Shareholder").


                                    RECITALS

         A. Shareholder has acquired 2,276,795 shares of Class B Preferred Stock of the Company (the "Preferred Stock") in consideration for the Company's acquisition of certain assets of Shareholder (the "Acquisition"), which Preferred Stock is convertible into Common Stock, provided, among other things, that certain securities registration rights are granted to Shareholder.

         B. The Company deems it desirable for the Company to grant certain securities registration rights to Shareholder in order to induce Shareholder to acquire such shares of Preferred Stock in connection with the Acquisition.


                                   AGREEMENTS

         In consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement:

            (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act.

            (b) "Commission" means the United States Securities and Exchange Commission.

            (c)   "Common Stock" means common stock of the Company.

            (d) "Person" means a natural person, a partnership, a corporation, an association, a joint-stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof or any other entity.

            (e) "Registrable Shares" means the Common Stock to be issued upon conversion of the Preferred Stock or any part thereof, PROVIDED, however, that Registrable Shares shall not include any shares of Common Stock the sale of which has been registered and consummated pursuant to the Securities Act or which have been sold pursuant to Rule 144.


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            (f)   "Registration  Expenses"  has  the  meaning  ascribed to it in
Section 6 of this Agreement.

            (g) "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, as amended from time to time, and any successor provision with respect thereto.

            (h) "Rule 144A" means Rule 144A promulgated by the Commission under the Securities Act, as amended from time to time, and any successor provision with respect thereto.

            (i)   "Securities Act" means the Securities Act of 1933, as amended.

            (j) "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2. FORM REGISTRATIONS. Upon the written request of Shareholder at any time following the one (1)-year anniversary of the date of this Agreement, the Company shall commence and thereafter prosecute with reasonable diligence an application for registration under the Securities Act on Form S-3, or any applicable form registration statement, of such number of shares as would be issued to Shareholder if converted all of the shares of Preferred Stock. Any registration effected or requested pursuant to this Section 2, other than a Piggyback Registration (as that term is defined in Section 3(a)), is referred to herein as a "Form Registration".

         3. PIGGYBACK REGISTRATIONS

            (a) RIGHT TO PIGGYBACK. Whenever (i) the Company intends to sell its securities in a primary offering pursuant to a registration statement filed with the Commission, or whenever securities of the Company then issued and outstanding are to be registered under the Securities Act (other than pursuant to a Form Registration), AND (ii) the registration statement to be filed by the Company does not relate to securities under any employee benefit plan and is not with respect to any merger, corporate reorganization or other transaction under Rule 145 of the Securities Act or any similar rule of the Commission (including Form S-4 or any form substituted therefor), AND (iii) the form of registration statement intended by the Company to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Company will give Shareholder prompt written notice (such notice to be at least ten (10) business days prior to the date of filing such registration statement) of the Company's intention to effect such a registration. The Company will include in such registration, subject to the terms of this Section 3, all Registrable Shares with respect to which the Company receives a written request (a "Participation Request") by Shareholder for inclusion therein within 10 days after the Company's notice to Shareholder has been given.

            (b) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number (the "Maximum Primary Number") which can be sold in such offering without having a material adverse effect on the price of such securities, the Company will include in such registration, up to the Maximum Primary Number, (i) FIRST, the



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securities the Company proposes to sell, and (ii) SECOND, the Registrable Shares requested to be included in such registration by Shareholder.

            (c) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration at the request of holders of the Company's securities (other than Shareholder) (the " Holder(s) ") and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number (the "Maximum Secondary Number") which can be sold in such offering without having a material adverse effect on the price of such securities, the Company will include in such registration, up to the Maximum Secondary Number, the Registrable Shares requested by the Shareholder and the securities requested to be included therein by the Holders requesting such registration, pro rata to the respective number of Registrable Shares held by the Shareholder and the securities requested to be included therein by each Holder.

            (d) Shareholder may not participate in any underwritten Piggyback Registration unless Shareholder (i) agrees to sell its Registrable Shares thereunder on the basis provided in any underwriting arrangements approved by the Company, and (ii) completes and executes all reasonable and customary questionnaires, powers of attorney, if any, indemnities, underwriting agreements and other documents which are required under the terms of the underwriting arrangement approved by the Company.

            (e)   The  Company will  have the sole and exclusive right to select
the  managing   underwriter(s)   to  administer   any   underwritten   Piggyback
Registration in which Shareholder participates.

         4. HOLDBACK. Shareholder agrees not to effect any public sale or distribution of Registrable Shares, including any public sale pursuant to Rule 144, or any securities convertible into or exchangeable or exercisable for Registrable Shares, during the ten (10) days prior to and the ninety (90)-day period beginning on the effective date of any underwritten Piggyback
Registration (except as part of such underwritten registration) in which Shareholder was entitled to participate, unless the underwriters managing the registered public offering or the Company otherwise agree. During such period, the Company may impose stop-transfer instructions with respect to Registrable Shares to prohibit transfers in violation of this Agreement.

         5. REGISTRATION PROCEDURES. Whenever Shareholder requests that any Registrable Shares be registered pursuant to the terms of this Agreement, the Company will use reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with Commission requirements, and pursuant thereto, the Company will, as soon as practicable:

             (a) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration;

             (b)  furnish  to  Shareholder  such   number  of  copies  of   such
registration statement, each amendment and supplement thereto, the prospectus included therein (including



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each  preliminary  prospectus)  and such  other  documents  as  Shareholder  may reasonably request in order to facilitate the disposition of the Registrable Shares contemplated by such registration;

             (c)   use   reasonable   efforts   to   register  or  qualify  such
Registrable Shares under such other securities or blue-sky laws of such jurisdictions as Shareholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Shareholder to consummate the disposition in such jurisdictions of the Registrable Shares contemplated by such registration (PROVIDED, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

             (d) use reasonable efforts to list all such Registrable Shares on each securities exchange or stock quotation service on which the Common Stock is then listed;

             (e)   provide  a  transfer  agent  and  registrar  for   all   such
Registrable Shares not later than the effective date of such registration statement;

             (f) notify Shareholder, promptly after the Company receives notice thereof, of the time when such registration has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

             (g) notify Shareholder of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

             (h) prepare and promptly file with the Commission and promptly notify Shareholder of the filing of any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

             (j) advise Shareholder, promptly after the Company receives notice or obtains knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         6. REGISTRATION EXPENSES. All expenses incurred by the Company in connection with its performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue-sky laws, printing expenses, messenger and delivery expenses and fees and disbursements of counsel for the Company and its independent certified public accountants and other Persons reasonably retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company. The Company will have no obligation to pay or reimburse Shareholder or any of it agents for any expenses incurred by or on behalf of Shareholder in


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connection with this Agreement,  except for reasonable fees and disbursements of one counsel for the Shareholder, which shall be borne by the Company. ,.

         7.  INDEMNIFICATION

             (a)   The  Company  agrees  to  indemnify,  to the  fullest  extent permitted by law, Shareholder, its officers and directors against all losses, claims, damages and liabilities which Shareholder or any of its officers or directors may become subject to under the Securities Act or otherwise insofar as such losses, claims, damages and liabilities (actions or proceedings) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse Shareholder and each such officer and director for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; except insofar as the same arises out of or is based upon an untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement, prospectus, preliminary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Shareholder or any officer or director thereof expressly for use therein or by Shareholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished Shareholder with a sufficient number of copies of the same.

             (b) In connection with each registration statement covering any Registrable Shares, Shareholder will furnish to the Company in writing such information and affidavits with respect to (i) the number of shares of Common Stock owned by Shareholder and the nature of such ownership, (ii) Shareholder's authority to sell the Registrable Shares as contemplated in the registration statement, (iii) the method of distribution of such Registrable Shares, and (iv) such other reasonable and customary information for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Company, its directors and officers against any losses, claims, damages and liabilities which the Company and any such officer or director may become subject to under the Securities Act or otherwise insofar as such losses, claims, damages and liabilities (actions or proceedings) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or alleged statement or omission or alleged omission was made in reliance upon and conformity with written information furnished in writing to the Company by Shareholder or any officer or director thereof expressly for use therein, and Shareholder shall reimburse the Company and each of its officers and directors for any legal and other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding.

             (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks



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indemnification and, (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party that is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Notwithstanding any other provision of this Section 7, an indemnifying party will not be required to indemnify any indemnified party in respect of any amount paid or agreed to be paid by such indemnified party in settlement of any losses, claims,
damages  or  liabilities   asserted  against  such  indemnified  party  if  such
settlement is effected without the consent of the indemnifying party.

             (d) The indemnification and contribution provided for under this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the indemnified party.

         8.  COMPLIANCE WITH RULE 144 AND RULE 144A

             (a) If Shareholder proposes to sell any Registrable Shares in compliance with Rule 144, the Company will at Shareholder's request (i) promptly furnish to Shareholder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 and (ii) use reasonable efforts to make available to the public and Shareholder such information as will enable Shareholder to make sales of such Registrable Shares pursuant to Rule 144.

             (b) If Shareholder proposes to sell any Registrable Shares in compliance with Rule 144A, the Company will, at Shareholder's request or at the written request of any prospective purchaser (other than competitors of the Company) of such Registrable Shares, promptly provide (but in any case within fifteen (15) days of such request) to Shareholder such information to which Shareholder is entitled pursuant to Rule 144A. The Company hereby represents and warrants to Shareholder and any prospective purchaser of Registrable Shares from Shareholder that the information provided by the Company pursuant to this
Section 8(b) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         9. NO INCONSISTENT AGREEMENTS. The Company represents that it has not entered into and agrees that it will not hereafter enter into any agreement with respect to its securities which would in any manner conflict with, restrict or be inconsistent with the rights granted to Shareholder in this Agreement and the performance by the Company of its obligations hereunder.

         10. REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.



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         11.  AMENDMENTS  AND WAIVERS.  Except as otherwise  expressly  provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of each of the parties hereto. Any waiver, permit, consent or approval of any kind or character on the part of either party hereto of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

         12. NO ASSIGNMENT. Neither party hereto may assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the other party. Notwithstanding the abovementioned, the Shareholder may assign its rights under this Agreement to any of its Affiliates. In no event will the rights afforded to Shareholder hereunder be assignable or otherwise transferable in connection with any sale, assignment, transfer or other disposition of any Registrable Shares other than to an Affiliate of the Shareholder. Upon any other transfer, such rights, to the extent applicable to any such Registrable Shares, will automatically terminate and expire upon the sale, assignment, transfer or other disposition of such Registrable Shares.

         13. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of either party hereto will bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

         14. NOTICES. Any notice provided for in this Agreement must be in writing and must be either (a) personally delivered, (b) mailed by registered or certified first-class mail, prepaid with return receipt requested, (c) sent by a recognized overnight-courier service, to the recipient at the address below indicated, or (d) sent by facsimile which is confirmed in writing by sending a copy of such facsimile to the recipient thereof pursuant to clause (a) or (c) above:

                  To the Company:           Crystalix Group International, Inc.
                                            1181 Greer Drive, Suite B
                                            Las Vegas, Nevada 89119
                                            United States of America
                                            Facsimile No.:  (702) 740-4611
                                            Attn:  Patty Hill

                  To Shareholder:           U.C. Laser Ltd.
                                            P.O.B 351 Karmiel 21613, Israel
                                            Facsimile No.: _____________
                                            Attn: Mr. Eyal Shamir, CEO

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party. All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section 14, be deemed given upon delivery,
(b) if delivered by facsimile transmission to the facsimile number as provided for in this Section 14, be deemed given upon facsimile confirmation, and (c) if delivered by overnight courier to the address as provided in this Section 14, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this



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Section  14).  Any party  from time to time may change  its  address,  facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

         15. GOVERNING LAW. ALL QUESTIONS CONCERNING THE VALIDITY, MEANING AND EFFECT OF THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

         16. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         17. HEADINGS. The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof.

         18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

         19. FINAL AGREEMENT. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein and supersedes all prior agreements and understandings.

         20. REPRESENTATIONS AND WARRANTIES. Each party to this Agreement represents and warrants to the other party hereto that (i) all action on the part of such party necessary for the authorization, execution, delivery and performance of this Agreement has been taken and (ii) this Agreement is a legal, valid and binding obligation of such party, enforceable against such party in accordance with it terms.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

U.C. Laser Ltd.                           CRYSTALIX GROUP INTERNATIONAL, INC.


By: /s/ MARSHALL BUTLER                   By: /s/ DOUG LEE
   ---------------------------------         -----------------------------------
   Marshall Butler,                          Doug Lee, President
   Chairman of the Board

                                          By: /s/ PATTY HILL
                                             -----------------------------------
                                             Patty Hill, Secretary









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